UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             October 8, 2001
                                                           ---------------------


                              MATLACK SYSTEMS, INC.
                   (Debtor-In-Possession as of March 29, 2001)
             (Exact name of registrant as specified in its charter)

              Delaware                                 1-10105                              51-0310173
-------------------------------------------------------------------------------------------------------------------
   (State or Other Jurisdiction of                   (Commission                         (I.R.S. Employer
   Incorporation or Organization)                   File Number)                      Identification Number)

        One Rollins Plaza, Wilmington, Delaware                                                19803
-------------------------------------------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code:               (302) 426-2700
                                                               ----------------------------------------------------

                                                         N/A
-------------------------------------------------------------------------------------------------------------------
                            (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Matlack Systems, Inc., a Delaware corporation (the "Company"), is filing herewith the Monthly Operating Reports that the Company has filed with the United States Bankruptcy Court for the District of Delaware, in connection with the ongoing proceeding under Chapter 11 of the United States Bankruptcy Code involving the Company and all of its wholly owned subsidiaries, Case No. 01-1114
(MFW), for the periods set forth below:

     o Monthly Operating Report for the period from March 29, 2001 to April 30, 2001;

     o    Monthly  Operating  Report for the period  from May 1, 2001 to May 31,
          2001;

     o Monthly Operating Report for the period from June 1, 2001 to June 30, 2001; and

     o    Monthly  Operating Report for the period from July 1, 2001 to July 31,
          2001.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)  Exhibits:

     99(a)Monthly  Operating  Report for the period from March 29, 2001 to April
          30, 2001.

     99(b)Monthly  Operating  Report for the period  from May 1, 2001 to May 31,
          2001.

     99(c)Monthly  Operating Report for the period from June 1, 2001 to June 30,
          2001.

     99(d)Monthly  Operating Report for the period from July 1, 2001 to July 31,
          2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATLACK SYSTEMS, INC.


Dated:   October 23 2001                  By: /s/ Patrick J. Bagley
                                              ----------------------------------
                                              Patrick J. Bagley
                                              Vice President-Finance & Treasurer

                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------
99(a) Monthly Operating Report for the period from March 29, 2001 to April 30, 2001.

99(b)             Monthly Operating Report for the period from May 1, 2001 to
                  May 31, 2001.

99(c)             Monthly Operating Report for the period from June 1, 2001 to
                  June 30, 2001.

99(d)             Monthly Operating Report for the period from July 1, 2001 to
                  July 31, 2001.

Exhibit 99(a)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE



In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                              Reporting Period: March 29, 2001 to April 30, 2001








                            MONTHLY OPERATING REPORT

     File with Court and submit copy to United States Trustee within 20 days after end of month





                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No            Note 2
   Cash disbursements journals                                                                No            Note 3
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  OS
   Copies of IRS Form 6123 or payment receipt                                                 OS
   Copies of tax returns filed during reporting period                                        0S
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           OS
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes


 I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.




--------------------------------                          ----------------------
 Signature of Debtor                                                   Date




--------------------------------                          ----------------------
 Signature of Joint Debtor                                             Date


 /s/ Patrick J. Bagley                                              May 21, 2001
--------------------------------                          ----------------------
 Signature of Authorized Individual*                                   Date



 Patrick J. Bagley                                       Chief Financial Officer
 -------------------------------                  ------------------------------
 Printed Name of Authorized Individual            Title of Authorized Individual




 Note 1:  Detailed bank reconciliations available upon request.
 Note 2:  Copies of Bank Statements available upon request.
 Note 3:  Disbursements Journal available upon request.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                             Reporting Period:  March 29, 2001 to April 30, 2001



                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]





                                     BANK ACCOUNTS                     For the Current Period
                                                                   From Mar 29, 2001 to April 30, 2001    Cumulative Since Filing
                                     OPERATING      PAYROLL & TAX      Actual         Projected           Actual        Projected
                                     ---------      -------------      ------         ---------           ------        ---------
                                     (Note 1)
Cash Receipts
    Collection of Accounts           $13,994,243                       $13,994,243    $12,372,800         $13,994,243   $12,372,800
Receivable
    Other                                81,520                            81,520                             81,520
                                     -------------- ---------------    -------------- ---------------     ------------- ------------
    Total Cash Receipts              14,075,763              0         14,075,763     12,372,800          14,075,763    12,372,800
                                     -------------- ---------------    -------------- ---------------     ------------- ------------
Cash Disbursements
    Total Payroll                     1,108,706      3,742,817          4,851,523      5,415,600           4,851,523     5,415,600
    Leased Operators                  1,112,785                         1,112,785      1,375,000           1,112,785     1,375,000
    Operating Expenses
        Fuel                          1,444,416                         1,444,416      1,500,000           1,444,416     1,500,000
        Occupancy costs                 222,052                           222,052        433,400             222,052       433,400
        Equipment Costs                  41,411                            41,411        162,800              41,411       162,800
        Insurance                       907,748                           907,748      1,476,200             907,748     1,476,200
        Other Operating Expenses      1,162,924                         1,162,924      2,406,198           1,162,924     2,406,198
                                     -------------- ---------------    -------------- ---------------     ------------- ------------
    Total Operating Expenses          3,778,551              -          3,778,551      5,978,598           3,778,551     5,978,598
    Deposits with Key Vendors                 -                                                -                   -             -
    CAPEX - Equipment Refurbishment      13,050                            13,050        174,800              13,050       174,800
    Deferred Rental and Leasing                                                                -                                 -
Costs
    Restructuring Costs                  26,830                            26,830        380,200              26,830       380,200
  Inter - Account Transfer            3,742,817     (3,742,817)
                                     -------------- ---------------    -------------- ---------------     ------------- ------------
    Total Disbursements               9,782,740              -          9,782,740     13,324,198           9,782,740    13,324,198
                                     -------------- ---------------    -------------- ---------------     ------------- ------------
Net Cash Flow/Requirements            4,293,023              -          4,293,023       (951,398)          4,293,023      (951,398)
    Opening Cash (Note 2)               915,683              -            915,683      1,317,000             915,683     1,317,000
                                     -------------- ---------------    -------------- ---------------     ------------- ------------
   Closing Cash (Note 3)             $5,208,706             $-         $5,208,706       $365,602          $5,208,706      $365,602
                                     ============== ===============    ============== ===============     ============= ============


                     THE FOLLOWING SECTION MUST BE COMPLETED


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS                                                                     $9,782,740
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                     0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)       0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                         $9,782,740
                                                                                        ==========


Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement and Lockbox accounts.
Note 2: The Opening Cash is net of checks in circulation of $1,417,407 (Operating of $456,212 and Payroll of $961,195)
Note 3: The Closing Cash is net of checks in circulation of $866,754 (Operating of $728,577 and Payroll of $138,177

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                           Reporting  Period:  March 29,  2001 to April 30, 2001


                              BANK RECONCILIATIONS


                          Continuation Sheet for MOR-1


     A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.



                                        Expressed in USD                                      Expressed in USD
                                           Converted @                                          Converted @
                                            1:1.5591                                              1:1.5591
                          -------------------------------------------------------------------------------------
                                1               2               3            4          5            6
                            Operating       Operating       Operating    Operating   Operating   Operating
                             (Mellon     (Mellon Canada    (Mellon DE)     (First    (Mellon)  (Bank of Nova
                            Lockbox)        Lockbox)       #8016-376-9     Union)    #0090907     Scotia)
                            #145-2480      #01-600052        Note 3   #2000032632253  Note 5     #00820-15
                             Note 1          Note 2                        Note 4                  Note 6
                          -------------------------------------------------------------------------------------
BALANCE PER BOOKS            $5,180,074           $23,563      $624,458      $10,988 ($1,466,479)      $65,092
---------------------------------------------------------------------------------------------------------------
BANK BALANCE                 $5,180,074           $24,329      $626,914      $10,998       $0          $94,968
(+) DEPOSITS IN TRANSIT              $0                $0            $0           $0       $0               $0
(-) OUTSTANDING CHECKS        ($714,988)               $0            $0           $0       $0        ($13,588)
OTHER                                $0                $0            $0           $0       $0               $0
                          -------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE*       $4,465,086           $24,329      $626,914      $10,998       $0          $81,380
                          -------------------------------------------------------------------------------------
*Adjusted   bank  balance
must equal
  balance  per books (see
Note 11)
DEPOSITS IN TRANSIT               None              None           None         None      None            None
CHECKS OUTSTANDING                 Yes              None           None         None      None             Yes

------------------------------------------------------------------------------
     7          8          9          10          11         12
  Payroll    Payroll      Tax         Tax         Tax       Matlack
  (Mellon)   (Mellon)   Prefunding  Prefunding  Prefunding    Inc.
  #119-812   #021-8376   Mellon      Mellon      Mellon     Working
  Note 7     Note 8    #021-81812   #021-8309   #021-8931    Funds       Grand
                         Note 9      Note 9      Note 9     Note 10      Total
-------------------------------------------------------------------------------
  $45,898        $0            $0         $0          $0   $84,724   $4,568,317
-------------------------------------------------------------------------------
 $121,862   $16,315            $0                     $0        $0   $6,075,460
                                                                             $0
($121,862) ($16,315)                                                  ($866,753)
                                                                             $0
-------------------------------------------------------------------------------
       $0        $0            $0         $0          $0        $0   $5,208,707
-------------------------------------------------------------------------------
     None      None          None       None        None      None
      ALL       ALL          None       None        None      None



OTHER

Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 2: This account is used primarily for collection of cash receipts on Canadian trade receivables. Proceeds received in this account are transferred on a regular basis to the Bank of Nova Scotia account.
Note 3: This account is used for cash receipts unrelated to trade receivables.
Note 4: This account is not active, the balance therein is required by First Union.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 6: This account is used for $Cnd disbursements to pay trade payables and salaries by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 7: This account is the payroll check disbursement account. A detailed listing of outstanding checks cannot be provided to respect the confidentiality of the payees.
Note 8: This account is used to pay salaries by direct deposit.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.
Note 11: The Adjusted Bank Balance represents the Bank balance net of Post-Petion checks in circulation. The Balance per Book represents the Bank balance net of Pre & Postpetition checks in circulation (Pre-Petition checks have not yet been voided).

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                              Reporting Period: March 29, 2001 to April 30, 2001

                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                    Current                 Cumulative
                                                                     Month                Filing to Date
                                                                     -----                --------------
       REVENUES
       Revenue (Net)                                                $11,035,474                $11,035,474
                                                           ========================== =======================
       OPERATING EXPENSES
           Owned Compensation                                         2,685,169                  2,685,169
           Leased Operator Compensation                               1,321,169                  1,321,169
           Fuel Expense                                                 944,950                    944,950
           Misc. Direct Costs                                           921,084                    921,084
           Cleaning Expenses                                          1,175,765                  1,175,765
           Mechanics Compensation                                       311,958                    311,958
           Misc. Maintenance Expense                                    623,742                    623,742
           Equipment Costs                                            1,481,672                  1,481,672
           Terminal Expenses                                          1,763,736                  1,763,736
                                                           -------------------------- -----------------------
                TOTAL OPERATING EXPENSES                             11,229,454                 11,229,454
                                                           -------------------------- -----------------------

       GROSS PROFIT / (LOSS)                                           (193,980)                  (193,980)
                                                           ========================== =======================

       G&A EXPENSES                                                   1,114,947                  1,114,947
                                                           -------------------------- -----------------------

       OPERATING PROFIT / (LOSS)                                     (1,308,927)                (1,308,927)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                               (81,296)                   (81,296)
           Other Income/Deductions                                       (1,680)                    (1,680)
                                                           -------------------------- -----------------------
                TOTAL OTHER INCOME/EXPENSES                             (82,976)                   (82,976)
                                                           -------------------------- -----------------------

       PROFIT / (LOSS)                                              ($1,225,951)               ($1,225,951)
                                                           ========================== =======================

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                             Reporting Period:  March 29, 2001 to April 30, 2001

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Revenue
   Owned Linehaul Revenue                                                    6,016,751                6,016,751
   Owned Accessorial Revenue                                                 1,161,753                1,161,753
   Leased Linehaul Revenue                                                   1,842,175                1,842,175
   Leased Accessorial Revenue                                                  175,090                  175,090
   Cleaning Revenue                                                          1,651,429                1,651,429
   Other Operating Revenue                                                    (145,884)                (145,884)
   X-Rail Revenue                                                              218,961                  218,961
   Maintenance Revenue                                                         115,199                  115,199
                                                                  ------------------------ ----------------------
                                                                            11,035,474               11,035,474
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                           876,628                  876,628
   Driver Overtime Pay                                                          11,305                   11,305
   Contractual Pay Mile                                                      1,010,730                1,010,730
   Fringe Benefits                                                             786,506                  786,506
                                                                  ------------------------ ----------------------
                                                                             2,685,169                2,685,169
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                      1,321,418                1,321,418
   Purchased Transportation                                                        (40)                     (40)
                                                                  ------------------------ ----------------------
                                                                             1,321,378                1,321,378
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                               437,247                  437,247
   Fuel Outside                                                                498,862                  498,862
   Fuel Taxes                                                                   (3,769)                  (3,769)
   Oil and Oil Tax                                                              12,610                   12,610
                                                                  ------------------------ ----------------------
                                                                               944,950                  944,950
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                           43,979                   43,979
   Utility Fringe Bene3fits                                                        387                      387
   Tire                                                                        112,683                  112,683
   Hose                                                                         64,632                   64,632
   Meals                                                                        79,733                   79,733
   Lay Over                                                                    181,676                  181,676
   Tolls                                                                        47,163                   47,163
   Fines                                                                         4,895                    4,895
   Mileage Taxes                                                                30,000                   30,000
   Insurance                                                                   355,936                  355,936
                                                                  ------------------------ ----------------------
                                                                               921,084                  921,084
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                                280,348                  280,348
   Overtime Pay                                                                 11,221                   11,221
   Fringe Benefits                                                             162,894                  162,894
   Cleaning Supplies                                                           207,012                  207,012
   Waste Treatment                                                             209,072                  209,072
   Outside Contractors                                                         280,621                  280,621
   Net Cleaning Interbranch                                                       (553)                    (553)
   Environmental                                                                25,150                   25,150
                                                                  ------------------------ ----------------------
                                                                             1,175,765                1,175,765
                                                                  ------------------------ ----------------------
Mechanics Comp
   Mechanics Pay                                                               208,657                  208,657
   Overtime Pay                                                                 16,721                   16,721
   Fringe Benefits                                                              86,580                   86,580
                                                                  ------------------------ ----------------------
                                                                               311,958                  311,958
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                             Reporting Period:  March 29, 2001 to April 30, 2001

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Misc Maintenance Expense
   Parts Expense                                                               257,298                  257,298
   Outside Repairs                                                             310,837                  310,837
   Tire Repair                                                                  22,717                   22,717
   Shop Expense                                                                 32,890                   32,890
                                                                  ------------------------ ----------------------
                                                                               623,742                  623,742
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                         12,220                   12,220
   Tractor Rent                                                                578,636                  578,636
   Trailer Depreciation                                                        209,240                  209,240
   Trailer Rent                                                                 46,376                   46,376
   License                                                                     158,678                  158,678
   Permit                                                                       18,958                   18,958
   Interest                                                                    457,564                  457,564
                                                                  ------------------------ ----------------------
                                                                             1,481,672                1,481,672
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                    692,126                  692,126
   Utilities                                                                   222,457                  222,457
   Communication Equipment                                                      19,576                   19,576
   Communication Usage                                                         122,933                  122,933
   Facility Maintenance                                                        105,382                  105,382
   Facility Occupancy                                                          293,319                  293,319
   Transportation General                                                      307,943                  307,943
                                                                  ------------------------ ----------------------
                                                                             1,763,736                1,763,736
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                            235,453                  235,453
   Fringe Benefits                                                              41,708                   41,708
   Communications Basic                                                          1,344                    1,344
   Communication Services                                                           27                       27
   General Office Supplies                                                      17,164                   17,164
   Postage                                                                      16,381                   16,381
   Travel & Other                                                               57,407                   57,407
   Outside Services                                                             45,678                   45,678
   General & Admin                                                              16,465                   16,465
   Marketing Promotions                                                            464                      464
   Legal                                                                         4,650                    4,650
   Dues & Contributions                                                            135                      135
   Depreciation                                                                  2,042                    2,042
   Computer Equipment Rent                                                       6,204                    6,204
   Salaries Expense                                                            282,638                  282,638
   Fringe Benefits                                                              55,547                   55,547
   Communications Basic                                                         12,215                   12,215
   Facilities - Rents                                                           58,653                   58,653
   General Office Supplies                                                         791                      791
   IBM Supplies                                                                  1,051                    1,051
   Postage                                                                      22,856                   22,856
   Travel & Other                                                               10,832                   10,832
   Outside Services                                                            100,672                  100,672
   Computer Software                                                            21,490                   21,490
   General & Admin                                                              16,182                   16,182
   Conventions & Seminars                                                        5,435                    5,435
   Legal                                                                            47                       47
   Insurance                                                                    14,139                   14,139
   Depreciation                                                                 21,645                   21,645
   Depreciation - Leasehold                                                      8,148                    8,148
   Computer Equipment Rent                                                      45,218                   45,218
   Other Expense/Terminal Exp                                                      555                      555
                                                                  ------------------------ ----------------------
                                                                             1,123,236                1,123,236
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                             Reporting Period:  March 29, 2001 to April 30, 2001

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from Postpetition obligations.

                                                                     BOOK VALUE AT END
                             ASSETS                                OF CURRENT REPORTING            BOOK VALUE ON
                                                                           MONTH                   PETITION DATE
CURRENT ASSETS
   Cash                                                                     $4,568,317               $1,433,152
   Restricted Cash                                                             375,000
   Accounts Receivable (Net)                                                15,181,816               18,045,306
   Inventories                                                               3,668,065                3,639,142
   Prepaid Expenses                                                          1,912,747                2,108,548
                                                                  ------------------------ ----------------------
      TOTAL CURRENT ASSETS                                                  25,705,945               25,226,148
                                                                  ------------------------ ----------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                                 96,347,185               98,199,269
   Less Accumulated Depreciation (Revenue)                                 (74,642,241)             (75,767,277)
   Other Property & Equipment - Cost                                        72,798,380               72,633,319
   Less:  Accumulated Depreciation (Other)                                 (41,557,892)             (41,326,073)
                                                                  ------------------------ ----------------------
      TOTAL PROPERTY & EQUIPMENT                                            52,945,432               53,739,238
                                                                  ------------------------ ----------------------
OTHER ASSETS
   Goodwill                                                                  1,665,900                1,681,855
   Other Assets                                                                                               0
                                                                  ------------------------ ----------------------
      TOTAL OTHER ASSETS                                                     1,665,900                1,681,855
                                                                  ------------------------ ----------------------
TOTAL ASSETS                                                               $80,317,277              $80,647,241
                                                                  ------------------------ ----------------------

                                                                     BOOK VALUE AT END
                  LIABILITIES AND OWNER EQUITY                     OF CURRENT REPORTING            BOOK VALUE ON
                                                                           MONTH                   PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post petition)
   Accounts Payable                                                          3,668,505
   Accrued Wages & Benefits                                                  2,303,831
   Accrued Interest                                                            457,564
   Accrued Professional Fees (Note 1)                                          129,599
   Accrued Taxes (refer to FORM MOR-4)                                        (117,461)
   Accrued Insurance, Environmental & Other                                   (490,784)
   Amount Due to Insiders (Note 2)
                                                                  ------------------------ ----------------------
      TOTAL POSTPETITION LIABILITIES                                         5,951,254                        0
                                                                  ------------------------ ----------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                             46,234,256               46,234,256
   Priority Debt                                                             6,521,316               10,023,936
   Unsecured Debt                                                           31,922,996               33,475,644
                                                                  ------------------------ ----------------------
      TOTAL PRE-PETITION LIABILITIES                                        84,678,568               89,733,836
                                                                  ------------------------ ----------------------
      TOTAL LIABILITIES                                                     90,629,822               89,733,836
                                                                  ======================== ======================
OWNER EQUITY
   Capital Stock                                                             8,814,434                8,814,434
   Capital Surplus                                                          10,619,341               10,619,341
   Retained Earnings - Pre-Petition                                        (28,520,370)             (28,520,370)
   Retained Earnings - Postpetition                                         (1,225,950)
   Postpetition   Contributions    (Distributions)(Draws)(attach
schedule)
                                                                  ------------------------ ----------------------
      NET OWNER EQUITY                                                     (10,312,545)              (9,086,595)
                                                                  ------------------------ ----------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                       $80,317,277              $80,647,241
                                                                  ------------------------ ----------------------

Note 1: Accrued Professional fees do not include Chapter 11 professionals whose invoices for the month of April have not been received by the Company and must be approved by the courts.
Note 2:  Amounts due to insiders  are  included in Accounts  Payable and Accrued
     Wages






In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                             Reporting Period:  March 29, 2001 to April 30, 2001


                          STATUS OF POSTPETITION TAXES


The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
Federal
Withholding                                       0      475,365      475,169      Various           EFT          196
FICA - Employee                                   0      273,514      273,247      Various           EFT          267
FICA - Employer                                   0      273,549      273,516      Various           EFT           33
Unemployment                                      0        2,410            0                                   2,410
Income                                            0            0                                                    0
Other:_____________                               0            0                                                    0
                                                                                         0             0
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total Federal Taxes                           0    1,024,838    1,021,932            0             0        2,906
                                        ------------ ------------ ------------ ------------ ------------- ------------
State and Local
Withholding                                       0      115,652       62,705      Various                     52,947
Sales                                             0       25,935            0                                  25,935
Income                                            0            0                                                    0
Unemployment                                      0       16,327            0                                  16,327
Real & Personal Property                          0       30,205        6,153                                  24,052
Other:___________                                 0       77,409       2,9121                                  74,497

                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total State and Local                         0      265,528       71,770            0             0      193,758
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Taxes                                       0    1,290,366    1,093,702            0             0      196,664
                                        ============ ============ ============ ============ ============= ============

                      SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
Accounts Payable                                      3,668,505                                            3,668,505
Accrued Wages & Benefits                              2,303,831                                            2,303,831
Accrued Interest                                        457,564                                              457,564
Accrued Professional Fees (Note 1)                      129,599                                              129,599
Accrued Taxes (refer to FORM MOR-4)                   (117,461)                                            (117,461)
Accrued  Insurance,   Environmental  &                (490,784)                                            (490,784)
Other
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Post-petition Debts                             5,951,254            0             0             0   5,951,254
                                        ============ ============ ============ ============ ============= ============




Explain how and when the Debtor intends to pay any past-due Postpetition debts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                             Reporting Period:  March 29, 2001 to April 30, 2001



                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                                               Amoun
Total Accounts Receivable at the beginning of the reporting period                         $18,045,306
+ Amounts billed during the period                                                          11,314,473   (Note 1)
- Amounts collected during the period                                                      -13,994,243
- Bad Debt and other write-offs                                                               -448,536
+ Change in Reserve                                                                            241,548
- Other during the period                                                                       23.268
                                                                                                ------
Total Accounts Receivable at the end of the reporting period                               $15,181,816
                                                                                           ===========

Accounts Receivable Aging                                                                       Amount
0 - 30 days old                                                                             12,435,991
31 - 60 days old                                                                             3,142,906
61 - 90 days old                                                                               943,434
91 + days old                                                                                3,813,522
                                                                                             ---------
Total Accounts Receivable                                                                   20,335,853
Foreign  exchange,  Revenue  Recognition,  Sales Accrual  Adjustments and                      175,464
Write-offs
Amount considered uncollectible (Bad Debt)                                                  (5,329,501)
                                                                                            ----------
Accounts Receivable (Net)                                                                   15,181,816
                                                                                            ==========

                              DEBTOR QUESTIONNAIRE
Must be completed each month                                               Yes               No
1.   Have any assets been sold or  transferred  outside the normal course                    X
     of business this reporting  period?  If yes,  provide an explanation below.
2    Have any funds been  disbursed  from any account other than a debtor                    X
     in possession  account this  reporting  period?  If yes,  provide an explanation below.
3.   Have  all  postpetition  tax  returns  been  timely  filed?  If  no,                    X (Note 2)
     provide an explanation below.
4.   Are workers  compensation,  general  liability  and other  necessary     X
     insurance coverages in effect?  If no, provide an explanation below.


Note 1: This amount differs from the Revenue reported on MOR-2 due to the sales tax and foreign exchange posted to the G/L.
Note 2: The delay in filing of tax returns resulted from employee turnover. The filings are currently being prepared and should be filed shortly.

Exhibit 99(b)
                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                  Reporting Period:  May 1, 2001 to May 31, 2001


                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month


                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No            Note 2
   Cash disbursements journals                                                                No            Note 3
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  Yes
   Copies of IRS Form 6123 or payment receipt                                                 No            N/A
   Copies of tax returns filed during reporting period                                        No            Note 4
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           No            Note 5
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes

 I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.





--------------------------------                          ----------------------
 Signature of Debtor                                                   Date




--------------------------------                          ----------------------
 Signature of Joint Debtor                                             Date


 /s/ Patrick J. Bagley                                             June 22, 2001
--------------------------------                          ----------------------
 Signature of Authorized Individual*                                   Date



 Patrick J. Bagley                                       Chief Financial Officer
--------------------------------                         -----------------------
 Printed Name of Authorized Individual            Title of Authorized Individual




Note 1: Detailed bank reconciliations available upon request.
Note 1: Accrued Professional fees do not include Chapter 11 professionals whose invoices for the month of April and May have not been received by the Company and are subject to court approval.
Note 4: No tax returns relating to the Post-Petition period were filed in April.
Note 5: Aged accounts receivable listing available upon request.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                  Reporting Period:  May 1, 2001 to May 31, 2001


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                             BANK ACCOUNTS                  For the Current Period
                                                                       From May 1, 2001 to May 31, 2001   Cumulative   Since Filing
                                       OPERATING     PAYROLL & TAX        Actual        Projected           Actual      Projected
                                       ---------     -------------        ------        ---------           ------      ---------
                                       (Note 1)
Cash Receipts
    Collection of Accounts            $ 11,748,764                      $ 11,748,764    $ 11,946,400     $ 25,743,007  $ 24,319,200
      Receivable
    Other                                   16,771                            16,771           -               98,291          -
                                     -------------- ---------------    -------------- ---------------    ------------- ------------
    Total Cash Receipts                 11,765,535                0       11,765,535      11,946,400       25,841,298    24,319,200
                                     -------------- ---------------    -------------- ---------------    ------------- ------------
                                                                                               -                              -
Cash Disbursements

    Total Payroll                          722,391        4,413,096        5,135,487       4,946,200        9,987,010    10,361,800

    Leased Operators                     1,292,707                         1,292,707       1,245,000        2,405,492     2,620,000

    Operating Expenses

        Fuel                             1,233,457                         1,233,457       1,354,200        2,677,873     2,854,200

        Occupancy costs                    290,456                           290,456         385,400          512,508       818,800

        Equipment Costs                    (17,743)                          (17,743)          -               23,668       162,800

        Insurance                        1,017,427                         1,017,427       1,172,200        1,925,175     2,648,400

        Other Operating Expenses         1,926,538                         1,926,538       2,235,600        3,089,462     4,461,799
                                     -------------- ---------------    -------------- ---------------    ------------- ------------

    Total Operating Expenses             4,450,135             -           4,450,135       5,147,400        8,228,686    11,125,999
    June 22, 2001
    Deposits with Key Vendors               10,975                            10,975           -               10,975         -

    CAPEX - Equipment Refurbishment          -                                 -             160,400           13,050       335,200

    Deferred Rental and Leasing             30,189                            30,189       1,131,200           30,189     1,131,200
Costs

    Restructuring Costs                    122,642                           122,642         441,800          149,472       822,000

  Inter - Account Transfer               4,413,096      (4,413,096)

                                     -------------- ---------------    -------------- ---------------    ------------- ------------
    Total Disbursements                 11,042,135            -           11,042,135      13,072,000       20,824,875    26,396,199
                                     -------------- ---------------    -------------- ---------------    ------------- ------------

Net Cash Flow/Requirements                 733,400            -              723,400      (1,125,600)       5,016,423    (2,076,999)

    Opening Cash (Note 2)                5,208,706            -            5,208,706         365,602          915,683     1,317,000
                                     -------------- ---------------    -------------- ---------------    ------------- ------------

N  Closing Cash (Note 3)               $ 5,932,106  $         -        $   5,932,106    $   (759,998)    $   5,932,106  $  (759,999)
                                     ============== ===============    ============== ===============    ============= ============
received by the Company and are subject to court approval.

                  THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
                                                                                                    Q1                   Q2
                                                                                                    --                   --
TOTAL DISBURSEMENTS                                                                          $      150,000        $    10,892,135
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                              0                      0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)                0                      0
                                                                                             --------------        ---------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                              $      150,000        $    10,892,135
                                                                                             ==============        ===============

Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement and Lockbox accounts.
Note 2: The Opening Cash is net of checks in circulation of $866,754 (Operating of $728,577 and Payroll of $138,177)
Note 3:  The  Closing  Cash  is net  of  checks  in  circulation  of  $1,296,395
     (Operating of $1,065,648 and Payroll of $230,747); See Adjusted Bank Balance on Form MOR-1 (CON'T).

In re:  Matlack Systems, Inc., et al.                      Case No.01-1114 (MFW)

                              Reporting Period: March 29, 2001 to March 30, 2001


                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account.  The debtor's bank reconciliation may be substituted for this page.



                                       Expressed in USD                                      Expressed in USD
                                         Converted @                                            Converted @
                                           1:1.5591                                              1:1.5591
                         ---------------------------------------------------------------------------------------
                              1               2               3             4            5              6
                          Operating       Operating       Operating     Operating     Operating     Operating
                           (Mellon      (Mellon Canada   (Mellon DE)  (First Union)   (Mellon)    (Bank of Nova
                           Lockbox)        Lockbox)      #8016-376-9  #2000032632253  #0090907       Scotia)
                          #145-2480       #01-600052        Note 3       Note 4        Note 5       #00820-15
                            Note 1          Note 2                                                   Note 6
                         ---------------------------------------------------------------------------------------
BALANCE PER BOOKS          $6,677,870        $42,518      $52,980       $10,988   ($1,049,402)     $123,811
----------------------------------------------------------------------------------------------------------------
BANK BALANCE               $6,677,870        $40,265      $55,436       $10,998            $0      $215,185
(+) DEPOSITS IN TRANSIT            $0             $0           $0            $0            $0            $0
(-) OUTSTANDING CHECKS      ($995,712)            $0           $0            $0            $0      ($71,935)
OTHER                              $0             $0           $0            $0            $0            $0
                         ---------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE*     $5,682,158        $40,265      $55,436       $10,998            $0      $143,249
                         ---------------------------------------------------------------------------------------
*Adjusted bank balance must equal
 balance per books (see Note 11)

DEPOSITS IN TRANSIT              None               None         None          None        None          None
CHECKS OUTSTANDING                Yes               None         None          None        None           Yes

-------------------------------------------------------------------------------
     7          8          9          10          11         12
  Payroll    Payroll      Tax         Tax         Tax     Matlack
  (Mellon)  (Mellon) Prefunding  Prefunding  Prefunding    Inc.
  #119-812 #021-8376     Mellon      Mellon      Mellon   Working
  Note 7     Note 8  #021-81812   #021-8309   #021-8931    Funds       Grand
                         Note 9      Note 9      Note 9   Note 10      Total
-------------------------------------------------------------------------------
   $80,395        $0         $0          $0          $0   $84,363   $6,023,524
-------------------------------------------------------------------------------
  $214,645   $14,102         $0                      $0        $0   $7,228,500
                                                                            $0
 ($214,645) ($14,102)                                              ($1,296,394)
                                                                            $0
-------------------------------------------------------------------------------
        $0        $0         $0          $0          $0        $0   $5,932,106
-------------------------------------------------------------------------------
                                                                     (NOTE 11)


      None      None       None        None        None      None
       ALL       ALL       None        None        None      None


OTHER


Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to fund the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 2: This account is used primarily for collection of cash receipts on Canadian trade receivables. Proceeds received in this account are transferred on a regular basis to the Bank of Nova Scotia account.
Note 3: This account is used for cash receipts unrelated to trade receivables.
Note 4: This account is not active.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 6: This account is used for $Cnd disbursements to pay trade payables and salaries by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 7: This account is the payroll check disbursement account. A detailed listing of outstanding checks cannot be provided to respect the confidentiality of the payees.
Note 8: This account is used to pay salaries by direct deposit.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.
Note 11: The Adjusted Bank Balance represents the Bank balance net of Post-Petition checks in circulation. The Balance per Book represents the bank balance net of Pre- & Post-Petition checks in circulation (Pre-Petition checks have not yet been voided.)

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                  Reporting Period:  May 1, 2001 to May 31, 2001


                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


                                                                   Current                 Cumulative
                                                                    Month                Filing to Date
       REVENUES
       Revenue (Net)                                                  $10,193,316               $21,228,790
                                                           ------------------------- ------------------------
       OPERATING EXPENSES
           Owned Compensation                                           2,535,339                 5,220,508
           Leased Operator Compensation                                 1,526,971                 2,848,349
           Fuel Expense                                                   810,924                 1,755,874
           Misc. Direct Costs                                             875,938                 1,797,022
           Cleaning Expenses                                              967,504                 2,143,269
           Mechanics Compensation                                         320,912                   632,870
           Misc. Maintenance Expense                                      359,833                   983,575
           Equipment Costs                                              1,402,608                 2,884,280
           Terminal Expenses                                            1,630,038                 3,393,774
                                                           ------------------------- ------------------------
                TOTAL OPERATING EXPENSES                               10,430,038                21,659,521
                                                           ------------------------- ------------------------

       GROSS PROFIT / (LOSS)                                             (236,751)                 (430,731)
                                                           ------------------------- ------------------------

       G&A EXPENSES                                                     1,174,471                 2,289,418
                                                           ------------------------- ------------------------

       OPERATING PROFIT / (LOSS)                                       (1,411,222)               (2,720,149)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                                   1,594                   (79,702)
           Other Income/Deductions                                         (2,700)                   (4,380)
                                                           ------------------------- ------------------------
                TOTAL OTHER INCOME/EXPENSES                                (1,106)                  (84,082)
                                                           ------------------------- ------------------------

       PROFIT / (LOSS)                                                ($1,410,116)              ($2,636,067)
                                                           ========================= ========================

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                 Reporting Period:  May 1, 2001 to May 31, 2001


                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Revenue
   Owned Linehaul Revenue                                                    5,448,502               11,465,253
   Owned Accessorial Revenue                                                 1,145,228                2,306,981
   Leased Linehaul Revenue                                                   1,762,764                3,604,939
   Leased Accessorial Revenue                                                  218,228                  393,318
   Cleaning Revenue                                                          1,342,183                2,993,612
   Other Operating Revenue                                                     (55,039)                (200,923)
   X-Rail Revenue                                                              247,298                  466,259
   Maintenance Revenue                                                          84,152                  199,351
                                                                  ------------------------ ----------------------
                                                                            10,193,316               21,228,790
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                           855,107                1,731,735
   Driver Overtime Pay                                                          10,720                   22,025
   Contractual Pay Mile                                                      1,007,558                2,018,288
   Fringe Benefits                                                             661,954                1,448,460
                                                                  ------------------------ ----------------------
                                                                             2,535,339                5,220,508
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                      1,385,870                2,707,288
   Purchased Transportation                                                    141,101                  141,061
                                                                  ------------------------ ----------------------
                                                                             1,526,971                2,848,349
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                               261,385                  698,632
   Fuel Outside                                                                532,457                1,031,319
   Fuel Taxes                                                                        0                   (3,769)
   Oil and Oil Tax                                                              17,082                   29,692
                                                                  ------------------------ ----------------------
                                                                               810,924                1,755,874
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                           49,085                   93,064
   Utility Fringe Benefits                                                         459                      846
   Tire                                                                        110,684                  223,367
   Hose                                                                         69,581                  134,213
   Meals                                                                        53,047                  132,780
   Lay Over                                                                    155,777                  337,453
   Tolls                                                                        37,204                   84,367
   Fines                                                                         2,869                    7,764
   Mileage Taxes                                                                27,500                   57,500
   Insurance                                                                   369,732                  725,668
                                                                  ------------------------ ----------------------
                                                                               875,938                1,797,022
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                                283,420                  563,768
   Overtime Pay                                                                 10,072                   21,293
   Fringe Benefits                                                             158,142                  321,036
   Cleaning Supplies                                                           148,087                  355,099
   Waste Treatment                                                             190,906                  399,978
   Outside Contractors                                                         152,109                  432,730
   Net Cleaning Interbranch                                                       (732)                  (1,285)
   Environmental                                                                25,500                   50,650
                                                                  ------------------------ ----------------------
                                                                               967,504                2,143,269
                                                                  ------------------------ ----------------------
Mechanics Compensaation
   Mechanics Pay                                                               201,347                  410,004
   Overtime Pay                                                                 15,526                   32,247
   Fringe Benefits                                                             104,271                  190,851
   Net Mechanics Interbranch                                                      (232)                    (232)
                                                                  ------------------------ ----------------------
                                                                               320,912                  632,870
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                  Reporting Period:  May 1, 2001 to May 31, 2001

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Misc Maintenance Expense
   Parts Expense                                                               132,741                  390,039
   Outside Repairs                                                             159,194                  470,031
   Tire Repair                                                                  30,288                   53,005
   Shop Expense                                                                 37,610                   70,500
                                                                  ------------------------ ----------------------
                                                                               359,833                  983,575
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                         12,119                   24,339
   Tractor Rent                                                                575,399                1,154,035
   Trailer Depreciation                                                        205,460                  414,700
   Trailer Rent                                                                 25,058                   71,434
   License                                                                     150,003                  308,681
   Permit                                                                       15,632                   34,590
   Interest                                                                    417,687                  875,251
                                                                  ------------------------ ----------------------
                                                                             1,402,608                2,884,280
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                    746,697                1,438,823
   Utilities                                                                   151,431                  373,888
   Communication Equipment                                                      31,076                   50,652
   Communication Usage                                                          97,525                  220,458
   Facility Maintenance                                                         46,944                  152,326
   Facility Occupancy                                                          267,178                  560,497
   Transportation General                                                      289,187                  597,130
                                                                  ------------------------ ----------------------
                                                                             1,630,038                3,393,774
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                            544,826                1,062,917
   Fringe Benefits                                                              94,193                  191,448
   Communications Basic                                                         16,282                   29,841
   Communication Services                                                          676                      703
   Facilities - Rents                                                           62,457                  121,110
   General Office Supplies                                                       1,574                   19,529
   IBM Supplies                                                                  2,607                    3,658
   Conventions & Seminars                                                        6,761                   12,196
   Postage                                                                      14,678                   53,793
   Travel & Other                                                               68,914                  137,153
   Outside Services                                                            190,901                  329,084
   Computer Software                                                             7,824                   29,314
   General & Admin                                                              66,527                   99,174
   Marketing Promotions                                                          1,372                    1,836
   Legal                                                                        18,081                   22,778
   Insurance                                                                    14,139                   28,278
   Dues & Contributions                                                            200                      335
   Depreciation                                                                 23,687                   47,374
   Depreciation - Leasehold                                                      8,148                   16,296
   Computer Equipment Rent                                                      30,019                   81,441
   Other Expense/Terminal Exp.                                                     605                    1,160
                                                                  ------------------------ ----------------------
                                                                             1,174,471                2,289,418
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                  Reporting Period:  May 1, 2001 to May 31, 2001

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                           BOOK VALUE AT END OF               BOOK VALUE ON
ASSETS                                                    CURRENT REPORTING MONTH             PETITION DATE

CURRENT ASSETS
   Cash                                                               $6,023,524                         $389,571
   Restricted Cash                                                       415,000
   Accounts Receivable (Net)                                          13,696,705                       18,045,306
   Inventories                                                         3,449,063                        3,639,142
   Prepaid Expenses                                                    1,693,938                        2,108,548
                                                      -------------------------------- -----------------------------
         TOTAL CURRENT ASSETS                                         25,278,230                       24,182,567
                                                      -------------------------------- -----------------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                           96,663,324                       98,199,269
   Less:  Accumulated Depreciation (Revenue)                         (74,682,677)                     (75,767,277)
   Other Property & Equipment - Cost                                  71,855,182                       72,633,319
   Less:  Accumulated Depreciation (Other)                           (41,171,034)                     (41,326,073)
                                                      -------------------------------- -----------------------------
         TOTAL PROPERTY & EQUIPMENT                                   52,664,795                        53,739,238
                                                      -------------------------------- -----------------------------
OTHER ASSETS
   Goodwill                                                              712,107                          744,016
   Other Assets                                                          937,839                          937,839
                                                      -------------------------------- -----------------------------
         TOTAL OTHER ASSETS                                            1,649,946                        1,681,855
                                                      -------------------------------- -----------------------------

TOTAL ASSETS                                                         $79,592,971                      $79,603,660
                                                      ================================ =============================


                                                           BOOK VALUE AT END OF               BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                              CURRENT REPORTING MONTH             PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
   Accounts Payable                                                    4,141,760
   Accrued Wages & Benefits                                            2,402,444
   Accrued Interest                                                      875,251
   Accrued Professional Fees (Note 1)                                    111,599
   Accrued Taxes (refer to FORM MOR-4)                                   (85,042)
   Accrued Insurance, Environmental & Other                             (778,352)
   Amounts Due to Insiders (Note 2)
                                                      -------------------------------- -----------------------------
         TOTAL POSTPETITION LIABILITIES                                6,667,660                                0
                                                      -------------------------------- -----------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                       46,234,256                       46,234,256
   Priority Debt                                                       5,291,104                        9,330,355
   Unsecured Debt                                                     33,122,613                       33,125,644
                                                      -------------------------------- -----------------------------
         TOTAL PRE-PETITION LIABILITIES                               84,647,973                       88,690,255
                                                      -------------------------------- -----------------------------
                                                      -------------------------------- -----------------------------
   TOTAL LIABILITIES                                                  91,315,633                       88,690,255
                                                      ================================ =============================
OWNER EQUITY
   Capital Stock                                                       8,814,434                        8,814,434
   Capital Surplus                                                    10,619,341                       10,619,341
   Retained Earnings - Pre-Petition                                  (28,520,370)                     (28,520,370)
   Retained Earnings - Post-Petition                                  (2,636,067)
   Postpetition Contributions (Distributions) (Draws) (attach schedule)
                                                      -------------------------------- -----------------------------
   NET OWNER EQUITY                                                  (11,722,662)                      (9,086,595)
                                                      ================================ =============================

TOTAL LIABILITIES AND OWNERS' EQUITY                                 $79,592,971                      $79,603,660
                                                      ================================ =============================

Note 1: Accrued Professional fees do not include Chapter 11 professionals whose invoices for the month of April and May have not been received by the Company and are subject to court approval.

Note 2: Amounts due to insiders are included in Accounts Payables and Accrued Wages.




In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                  Reporting Period:  May 1, 2001 to May 31, 2001



                          STATUS OF POSTPETITION TAXES


The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
Federal
Withholding                                     196      571,593      572,308      Various           EFT         -519
FICA - Employee                                 267      327,460      327,986      Various           EFT         -259
FICA - Employer                                  33      327,460      327,987      Various           EFT         -494
Unemployment                                  2,410        1,673            0                                   4,083
Other                                             0            0            0                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total Federal Taxes                       2,906    1,228,186    1,228,281                                   2,811
                                        ------------ ------------ ------------ ------------ ------------- ------------
State and Local
Withholding                                  52,947      140,900       73,469      Various           EFT      120,378
Sales                                        25,935       28,035       43,807                                  10,163
Income                                            0            0            0                                       0
Unemployment                                 16,327       13,752            0                                  30,079
Real & Personal Property                     24,052       28,705            0      Various           EFT       52,757
Other                                        74,497       78,647       36,581      Various           EFT      116,563
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total State and Local                   193,758      290,039      153,857                                 329,940
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Taxes                                 196,664    1,518,225    1,382,138                                 332,751
                                        ============ ============ ============ ============ ============= ============


                      SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
Accounts Payable                                      4,093,351       48,408                               4,141,760
Accrued Wages & Benefits                              2,402,444                                            2,402,444
Accrued Interest                                        875,251                                              875,251
Accrued Professional Fees (Note 1)                      111,599                                              111,599
Accrued Taxes (refer to FORM MOR-4)                     (85,042)                                             (85,042)
Accrued Insurance, Environmental &                     (778,352)                                            (778,352)
Other
                                        ------------ ------------ ------------ ------------ ------------- ------------
                                                      6,619,252       48,408             0             0   6,667,660
                                        ------------ ------------ ------------ ------------ ------------- ------------


Explain how and when the Debtor intends to pay any past-due postpetition debts.








Note 1: Accrued Professional fees do not include Chapter 11 professionals whose invoices for the month of April and May have not been received by the Company and are subject to court approval.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                  Reporting Period:  May 1, 2001 to May 31, 2001



                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation                                                              Amount
Total Accounts Receivable at the beginning of the reporting period                         $15,181,816
+ Amounts billed during the period                                                          10,399,679   (Note 1)
- Amounts collected during the period                                                      (11,748,764)
- Bad Debt and other write-offs                                                               (873,255)
+ Change in Reserve                                                                            812,360
- Other during the period                                                                      (75,130)
                                                                                              --------
Total Accounts Receivable at the end of the reporting period                               $13,696,706
                                                                                           ===========

Accounts Receivable Aging                                                                       Amount
0 - 30 days old                                                                             10,854,848
31 - 60 days old                                                                             2,987,254
61 - 90 days old                                                                             1,163,640
91 + days old                                                                                2,362,015
                                                                                             ---------
                                                                                            17,367,756
Foreign exchange, Revenue Recognition, Sales Accrual Adjustments and Write Offs                846,091
Amounts considered uncollectible (Bad Debt)                                                 (4,517,141)
                                                                                            ----------
Accounts Receivable (Net)                                                                   13,696,706
                                                                                            ==========

                              DEBTOR QUESTIONNAIRE
Must be completed each month                                               Yes               No
1.   Have any assets been sold or transferred outside the normal course                        X
     of business this reporting period?  If yes, provide an explanation below.
2    Have any funds been disbursed from any account other than a debtor                        X
     in possession account this reporting period?  If yes, provide an explanation below.
3.   Have all postpetition tax returns been timely filed?  If no,             X
     provide an explanation below.
4.   Are workers compensation, general liability and other necessary          X
     insurance coverages in effect?  If no, provide an explanation below.


Note 1: This amount differs from the Revenue reported on MOR-2 due to the sales tax and foreign exchange posted to the G/L.









Note 1: Accrued Professional fees do not include Chapter 11 professionals whose invoices for the month of April and May have not been received by the Company and are subject to court approval.

Exhibit (c)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                Reporting Period:  June 1, 2001 to June 30, 2001


                            MONTHLY OPERATING REPORT

     File with Court and submit copy to United States Trustee within 20 days after end of month



                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No            Note 2
   Cash disbursements journals                                                                No            Note 3
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  Yes
   Copies of IRS Form 6123 or payment receipt                                                 No            N/A
   Copies of tax returns filed during reporting period                                        No            Note 4
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           No            Note 5
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes


 I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.





--------------------------------                          ----------------------
 Signature of Debtor                                                   Date




--------------------------------                          ----------------------
 Signature of Joint Debtor                                             Date


 /s/ Patrick J. Bagley                                             July 27, 2001
--------------------------------                          ----------------------
 Signature of Authorized Individual*                                   Date



 Patrick J. Bagley                                Chief Financial Officer
--------------------------------                  ------------------------------
 Printed Name of Authorized Individual            Title of Authorized Individual




Note 1: Detailed bank reconciliations available upon request.
Note 1: Accrued Professional fees to not include Chapter 11 professionals whose invoices for the months of April and May have not been received by the Company and are subject to court approval.
Note 4: No tax returns relating to the Post-Petition were filed in April.
Note 5: Aged accounts receivable listing available upon request.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                Reporting Period:  June 1, 2001 to June 30, 2001

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                             BANK ACCOUNTS                  For the Current Period
                                                                       June 1, 2001 to June 30, 2001    Cumulative Since Filing
                                       OPERATING     PAYROLL & TAX        Actual        Projected         Actual      Projected
                                       (Note 1)
Cash Receipts
  Collection of Accounts Receivable    $ 9,500,944                       $ 9,500,944    $ 10,138,800   $ 35,243,950  $ 43,635,400
  Other                                    165,600                           165,600          75,000        263,891        75,000
                                     -------------- ---------------    -------------- ---------------  ------------- ------------
  Total Cash Receipts                    9,666,544                0        9,666,544      10,213,800     35,507,841    34,533,000
                                     -------------- ---------------    -------------- ---------------  ------------- ------------
                                                                                               -                            -
Cash Disbursements

  Total Payroll                            616,358        3,317,017        3,933,376       4,033,400     13,920,385    14,395,200

  Leased Operators                       1,045,567                         1,045,567       1,007,000      3,451,059     3,627,000

  Operating Expenses

     Fuel                                  950,550                           950,550       1,036,800      3,628,423     3,891,000

     Occupancy costs                       379,992                           379,992         302,800        892,500     1,121,600

     Equipment Costs                       616,241                           616,241         711,000        639,909       873,800

     Insurance                           1,537,209                         1,537,209       1,254,400      3,462,384     3,902,800

     Other Operating Expenses            1,846,738                         1,846,738       1,847,200      4,936,200     6,488,999
                                     -------------- ---------------    -------------- ---------------  ------------- ------------

  Total Operating Expenses               5,330,730             -           5,330,730       5,152,200     13,559,416    16,278,199

  Deposits with Key Vendors                 30,173                            30,173         150,000         41,148       150,000

  CAPEX - Equipment Refurbishment             -                                 -             64,000         13,050       399,200
  Deferred Rental and Leasing Costs         33,600                            33,600         282,800         63,789     1,414,000
  Restructuring Costs                       73,531                            73,531       1,130,000        223,003     1,952,000
  Remittance of Equipment Sales
  Proceeds to Secured Lender               241,001                           241,001                        241,001          -
  Inter-Account Transfer                 3,317,017      (3,317,017)
                                     -------------- --------------- -- -------------- ---------------  ------------- ------------
  Total Disbursements                   10,687,977             -          10,687,977      11,819,400     31,512,851    38,215,599
                                     -------------- --------------- -- -------------- ---------------  ------------- ------------
Net Cash Flow/Requirements              (1,021,433)            -          (1,021,433)     (1,605,600)     3,994,990    (3,682,599)
  Opening Cash (Note 2)                  5,932,106             -           5,932,106        (759,998)       915,683     1,317,000
                                     -------------- --------------- -- -------------- ---------------  ------------- ------------
  Closing Cash (Note 3)                 $4,910,673       $     -          $4,910,673     $(2,365,598)    $4,910,673   $(2,365,599)
                                     ============== =============== == ============== ===============  ============= ============

                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MOONTH ACTUAL COLUMN)
                                                                                            Q1                 Q2
                                                                                            --                 --
TOTAL DISBURSEMENTS                                                                       $ 150,000       $31,362,851
   LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                              0                 0
   PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)                0                 0
                                                                                      ---------------     -------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                           $ 150,000       $31,362,851
                                                                                      ===============     =============


Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement & Lockbox accounts

In re:  Matlack Systems, Inc., et al.                      Case No.01-1114 (MFW)

                                 Reporting Period: June 1, 2001 to June 30, 2001


                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.



                                       Expressed in USD                                      Expressed in USD
                                         Converted @                                            Converted @
                                           1:1.5591                                              1:1.5591
                         ------------------------------------------------------------------------------------
                              1               2               3             4          5             6
                          Operating       Operating       Operating     Operating   Operating    Operating
                           (Mellon      (Mellon Canada   (Mellon DE)  (First Union) (Mellon)   (Bank of Nova
                           Lockbox)        Lockbox)      #8016-376-9  #2000032632253#0090907      Scotia)
                          #145-2480       #01-600052        Note 3       Note 4      Note 5      #00820-15
                            Note 1          Note 2                                                Note 6
                         ------------------------------------------------------------------------------------
BALANCE PER BOOKS          $5,620,831      $33,077        $169,560       $10,979 ($1,130,130)    $125,819
-------------------------------------------------------------------------------------------------------------

BANK BALANCE               $5,635,704      $33,815        $169,560       $10,998       $0        $254,078
(+) DEPOSITS IN TRANSIT            $0           $0              $0            $0       $0              $0
(-) OUTSTANDING CHECKS    ($1,081,331)          $0              $0            $0       $0       ($112,152)
OTHER                              $0           $0              $0            $0       $0              $0
                         ------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE*     $4,554,373      $86,309        $169,560       $10,998       $0        $141,926
                         ------------------------------------------------------------------------------------
*Adjusted bank balance
must equal balance per books
(see Note 11)
DEPOSITS IN TRANSIT             None          None             None         None     None          None
CHECKS OUTSTANDING               Yes          None             None         None     None           Yes

------------------------------------------------------------------------------
     7         8           9          10          11         12
  Payroll   Payroll       Tax         Tax         Tax     Matlack
  (Mellon)  (Mellon)   Prefunding  Prefunding  Prefunding    Inc.
  #119-812  #021-8376   Mellon      Mellon      Mellon     Working
  Note 7    Note 8     #021-81812   #021-8309   #021-8931    Funds   Grand
                        Note 9      Note 9      Note 9     Note 10   Total
------------------------------------------------------------------------------
  $80,395       $0           $0          $0          $0   $83,120   $4,993,651
------------------------------------------------------------------------------
 $178,081  $16,654           $0                      $0        $0   $6,298,890
                                                                            $0
 ($178,08 ($16,654)          $0                                    ($1,388,218)
                                                                            $0
------------------------------------------------------------------------------
       $0       $0           $0          $0          $0        $0   $4,910,673
------------------------------------------------------------------------------
                                                                     (NOTE 11)
    None       None        None        None        None        None
     ALL        ALL        None        None        None        None


OTHER


Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to fund the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 2: This account is used primarily for collection of cash receipts on Canadian trade receivables. Proceeds received in this account are transferred on a regular basis to the Bank of Nova Scotia account.
Note 3: This account is used for cash receipts unrelated to trade receivables.
Note 4: This account is not active.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 6: This account is used for $Cnd disbursements to pay trade payables and salaries by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 7: This account is the payroll check disbursement account. A detailed listing of outstanding checks cannot be provided to respect the confidentiality of the payees.
Note 8: This account is used to pay salaries by direct deposit.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.
Note 11: The Adjusted Bank Balance represents the Bank balance net of Post-Petition checks in circulation. The Balance per Book represents the bank balance net of Pre- & Post-Petition checks in circulation (Pre-Petition checks have not yet been voided.)

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                 Reporting Period: June 1, 2001 to June 30, 2001


                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                    Current                 Cumulative
                                                                     Month                Filing to Date

       REVENUES
       Revenue (Net)                                                 $8,580,064                $29,808,854
                                                           ========================== =======================
       OPERATING EXPENSES
           Owned Compensation                                         2,061,610                  7,282,118
           Leased Operator Compensation                                 859,031                  3,707,380
           Fuel Expense                                                 635,988                  2,391,872
           Misc. Direct Costs                                           822,597                  2,619,619
           Cleaning Expenses                                            983,498                  3,126,767
           Mechanics Compensation                                       265,152                    898,022
           Misc. Maintenance Expense                                    292,145                  1,275,720
           Equipment Costs                                            1,284,149                  4,168,429
           Terminal Expenses                                           (142,541)                 3,251,233
                                                           -------------------------- -----------------------
                TOTAL OPERATING EXPENSES                              7,061,639                 28,721,160
                                                           -------------------------- -----------------------

       GROSS PROFIT / (LOSS)                                          1,518,425                  1,087,694
                                                           ========================== =======================

       G&A EXPENSES                                                   2,282,829                  4,572,247
                                                           -------------------------- -----------------------

       OPERATING PROFIT / (LOSS)                                       (764,404)                (3,484,553)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                                (4,012)                   (83,714)
           Other Income/Deductions                                         (909)                    (5,289)
                                                           -------------------------- -----------------------
                TOTAL OTHER INCOME/EXPENSES                              (4,921)                   (89,003)
                                                           -------------------------- -----------------------

       PROFIT / (LOSS)                                                ($759,483)               ($3,395,550)
                                                           ========================== =======================

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                 Reporting Period: June 1, 2001 to June 30, 2001


                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Revenue
   Owned Linehaul Revenue                                                 4,707,303               16,172,556
   Owned Accessorial Revenue                                                899,971                3,206,952
   Leased Linehaul Revenue                                                1,508,796                5,113,735
   Leased Accessorial Revenue                                               201,709                  595,027
   Cleaning Revenue                                                       1,016,535                4,010,147
   Other Operating Revenue                                                   (5,968)                (206,891)
   X-Rail Revenue                                                           177,701                  643,960
   Maintenance Revenue                                                       74,017                  273,368
                                                                  ------------------------ ----------------------
                                                                          8,580,064               29,808,854
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                        678,687                2,410,422
   Driver Overtime Pay                                                        8,834                   30,859
   Contractual Pay Mile                                                     823,230                2,841,518
   Fringe Benefits                                                          550,859                1,999,319
                                                                  ------------------------ ----------------------
                                                                          2,061,610                7,282,118
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                   1,148,100                3,855,388
   Purchased Transportation                                                (289,069)                (148,008)
                                                                  ------------------------ ----------------------
                                                                            859,031                3,707,380
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                            240,266                  938,898
   Fuel Outside                                                             390,664                1,421,983
   Fuel Taxes                                                                     0                   (3,769)
   Oil and Oil Tax                                                            5,068                   34,760
                                                                  ------------------------ ----------------------
                                                                            635,998                2,391,872
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                        45,585                  138,649
   Utility Fringe Benefits                                                      302                    1,148
   Tire                                                                     101,251                  324,618
   Hose                                                                      12,014                  146,227
   Meals                                                                     53,097                  185,877
   Lay Over                                                                 140,760                  478,213
   Tolls                                                                     80,390                  164,757
   Fines                                                                      3,567                   11,331
   Mileage Taxes                                                             23,994                   81,494
   Insurance                                                                361,637                1,087,305
                                                                  ------------------------ ----------------------
                                                                            822,597                2,619,619
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                             207,939                  771,707
   Overtime Pay                                                              10,499                   31,792
   Fringe Benefits                                                          130,755                  451,791
   Cleaning Supplies                                                        119,367                  474,466
   Waste Treatment                                                          281,578                  681,556
   Outside Contractors                                                      208,360                  641,090
   Net Cleaning Interbranch                                                       0                   (1,285)
   Environmental                                                             25,000                   75,650
                                                                  ------------------------ ----------------------
                                                                            983,498                3,126,767
                                                                  ------------------------ ----------------------
Mechanics Compensaation
   Mechanics Pay                                                            167,024                  577,028
   Overtime Pay                                                               9,915                   42,162
   Fringe Benefits                                                           88,213                  279,064
   Net Mechanics Interbranch                                                      0                        0
                                                                  ------------------------ ----------------------
                                                                            265,152                  898,254
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                 Reporting Period: June 1, 2001 to June 30, 2001

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Misc Maintenance Expense
   Parts Expense                                                             86,681                  476,720
   Outside Repairs                                                          146,700                  616,731
   Tire Repair                                                               23,507                   76,512
   Shop Expense                                                              35,257                  105,757
                                                                  ------------------------ ----------------------
                                                                            292,145                1,275,720
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                      11,286                   35,625
   Tractor Rent                                                             502,609                1,656,644
   Trailer Depreciation                                                     204,784                  619,484
   Trailer Rent                                                               6,419                   77,853
   License                                                                  153,317                  461,998
   Permit                                                                    17,612                   52,202
   Interest                                                                 388,122                1,263,373
                                                                  ------------------------ ----------------------
                                                                          1,284,149                4,167,179
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                (882,101)                 556,722
   Utilities                                                                173,520                  547,408
   Communication Equipment                                                   27,407                   78,059
   Communication Usage                                                      137,709                  358,167
   Facility Maintenance                                                      70,946                  223,272
   Facility Occupancy                                                        89,912                  650,409
   Transportation General                                                   240,066                  837,196
                                                                  ------------------------ ----------------------
                                                                           (142,541)               3,251,233
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                         758,387                1,821,304
   Fringe Benefits                                                         (182,911)                   8,537
   Communications Basic                                                      10,060                   39,901
   Communication Services                                                     2,170                    2,873
   Facilities - Rents                                                        53,990                  175,100
   General Office Supplies                                                    1,116                   20,645
   IBM Supplies                                                                 489                    4,147
   Conventions & Seminars                                                     6,392                   18,588
   Postage                                                                   14,292                   68,085
   Travel & Other                                                            19,275                  156,428
   Outside Services                                                       1,445,865                1,774,949
   Computer Software                                                             88                   29,402
   General & Admin                                                           58,793                  157,967
   Marketing Promotions                                                       2,739                    4,575
   Legal                                                                      5,225                   28,003
   Insurance                                                                 14,139                   42,417
   Dues & Contributions                                                          26                      361
   Depreciation                                                              23,686                   71,060
   Depreciation - Leasehold                                                   8,148                   24,444
   Computer Equipment Rent                                                   40,206                  121,647
   Other Expense/Terminal Exp.                                                  654                    1,814
                                                                  ------------------------ ----------------------
                                                                          2,282,829                4,572,247
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                 Reporting Period: June 1, 2001 to June 30, 2001

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                            BOOK VALUE AT END OF              BOOK VALUE ON
ASSETS                                                    CURRENT REPORTING MONTH             PETITION DATE

CURRENT ASSETS
   Cash                                                                $4,993,651                        $389,571
   Restricted Cash                                                        656,001
   Accounts Receivable (Net)                                           12,759,989                      18,045,306
   Inventories                                                          3,364,812                       3,639,142
   Prepaid Expenses                                                     1,788,991                       2,108,548
                                                       ------------------------------- -----------------------------
         TOTAL CURRENT ASSETS                                          23,563,444                      24,182,567
                                                       ------------------------------- -----------------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                            95,445,170                      98,199,269
   Less:  Accumulated Depreciation (Revenue)                          (73,788,474)                    (75,767,277)
   Other Property & Equipment - Cost                                   71,812,517                      72,633,319
   Less:  Accumulated Depreciation (Other)                            (41,341,062)                    (41,326,073)
                                                       ------------------------------- -----------------------------
         TOTAL PROPERTY & EQUIPMENT                                    52,128,151                      53,739,238
                                                       ------------------------------- -----------------------------
OTHER ASSETS
   Goodwill                                                               696,152                         744,016
   Other Assets                                                           937,839                         937,839
                                                       ------------------------------- -----------------------------
         TOTAL OTHER ASSETS                                             1,633,991                       1,681,855
                                                       ------------------------------- -----------------------------

TOTAL ASSETS                                                          $77,325,586                     $79,603,660
                                                       =============================== =============================


                                                            BOOK VALUE AT END OF              BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                              CURRENT REPORTING MONTH             PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
   Accounts Payable                                                     3,864,028
   Accrued Wages & Benefits                                             2,409,966
   Accrued Interest                                                     1,263,373
   Accrued Professional Fees (Note 1)                                   1,406,340
   Accrued Taxes (refer to FORM MOR-4)                                   (306,736)
   Accrued Insurance, Environmental & Other                              (923,905)
     Amounts Due to Insiders (Note 2)
                                                       ------------------------------- -----------------------------
         TOTAL POSTPETITION LIABILITIES                                 7,713,066                               0
                                                       ------------------------------- -----------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                        46,234,256                      46,234,256
   Priority Debt                                                        3,196,647                       9,330,355
   Unsecured Debt                                                      32,663,762                      33,125,644
                                                       ------------------------------- -----------------------------
         TOTAL PRE-PETITION LIABILITIES                                82,094,665                      88,690,255
                                                       ------------------------------- -----------------------------

                                                       ------------------------------- -----------------------------
   TOTAL LIABILITIES                                                   89,807,731                      88,690,255
                                                       =============================== =============================
OWNER EQUITY
   Capital Stock                                                        8,814,434                       8,814,434
   Capital Surplus                                                     10,619,341                      10,619,341
   Retained Earnings - Pre-Petition                                   (28,520,370)                    (28,520,370)
   Retained Earnings - Post-Petition                                   (3,395,550)
   Postpetition Contributions (Distributions) (Draws) (attach schedule)
                                                       ------------------------------- -----------------------------
   NET OWNER EQUITY                                                   (12,482,145)                     (9,086,595)
                                                       =============================== =============================

TOTAL LIABILITIES AND OWNERS' EQUITY                                  $77,325,586                     $79,603,660
                                                       =============================== =============================


Note 2: Amounts due to insiders are included in Accounts Payables and Accrued Wages.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                 Reporting Period: June 1, 2001 to June 30, 2001



                          STATUS OF POSTPETITION TAXES


The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
Federal
Withholding                                    -519      427,918      426,085      Various           EFT        1,314
FICA - Employee                                -259      246,313      245,353      Various           EFT          701
FICA - Employer                                -494      246,313      245,353      Various           EFT          466
Unemployment                                  4,083          656        4,739                                       0
Other                                             0            0            0                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total Federal Taxes                       2,811      921,200      921,530                                   2,481
                                        ------------ ------------ ------------ ------------ ------------- ------------
State and Local
Withholding                                 120,378      108,510      154,077      Various           EFT       74,811
Sales                                        10,163       10,531       11,121                                   9,573
Income                                            0            0            0                                       0
Unemployment                                 30,079        8,462       38,541                                       0
Real & Personal Property                     52,757       28,705       63,670      Various           EFT       17,792
Other                                       116,563       69,656       21,862      Various           EFT      164,357
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total State and Local                   329,940      225,864      289,271                                 266,533
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Taxes                                 332,751    1,147,064    1,210,801                                 269,014
                                        ------------ ------------ ------------ ------------ ------------- ------------


                      SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
Accounts Payable                                       3,864,028            0                               3,864,028
Accrued Wages & Benefits                               2,409,966                                            2,409,966
Accrued Interest                                       1,263,373                                            1,263,373
Accrued Professional Fees (Note 1)                     1,406,340                                            1,406,340
Accrued Taxes (refer to FORM MOR-4)                     (306,736)                                            (306,736)
Accrued Insurance, Environmental &                      (923,905)                                            (923,905)
Other
                                        ------------ ------------ ------------ ------------ ------------- ------------
                                                       7,713,066            0            0             0    7,713,066
                                        ------------ ------------ ------------ ------------ ------------- ------------


Explain how and when the Debtor intends to pay any past-due postpetition debts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                 Reporting Period: June 1, 2001 to June 30, 2001



                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                                              Amount
Total Accounts Receivable at the beginning of the reporting period                         $13,696,705
+ Amounts billed during the period                                                           9,198,148  (Note 1)
- Amounts collected during the period                                                       (9,500,944)
- Bad Debt and other write-offs                                                               (483,707)
+ Change in Reserve                                                                            549,306
- Other during the period                                                                     (699,520)
                                                                                              --------
Total Accounts Receivable at the end of the reporting period                               $12,759,989
                                                                                           ===========

Accounts Receivable Aging                                                                       Amount
0 - 30 days old                                                                             10,452,747
31 - 60 days old                                                                             2,450,878
61 - 90 days old                                                                               974,287
91 + days old                                                                                1,956,993
                                                                                             ---------
Total Accounts Receivable                                                                   15,834,905
Foreign exchange, Revenue Recognition, Sales Accrual Adjustments and                           892,919
Write-offs
Amount considered uncollectible (Bad Debt)                                                  (3,967,835)
                                                                                           -----------
Accounts Receivable (Net)                                                                   12,759,989
                                                                                           ===========

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                               Yes               No
1.   Have any assets been sold or transferred outside the normal course                        X
     of business this reporting period?  If yes, provide an explanation below.
2    Have any funds been disbursed from any account other than a debtor                        X
     in possession account this reporting period?  If yes, provide an explanation below.
3.   Have all postpetition tax returns been timely filed?  If no,             X
     provide an explanation below.
4.   Are workers compensation, general liability and other necessary          X
     insurance coverages in effect?  If no, provide an explanation below.


Note 1: This amount differs from the Revenue reported on MOR-2 due to the sales tax and foreign exchange posted to the G/L.

Exhibit (d)1

                       UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                Reporting Period:  July 1, 2001 to July 31, 2001


                            MONTHLY OPERATING REPORT

     File with Court and submit copy to United States Trustee within 20 days after end of month



                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No            Note 2
   Cash disbursements journals                                                                No            Note 3
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  Yes
   Copies of IRS Form 6123 or payment receipt                                                 No            N/A
   Copies of tax returns filed during reporting period                                        No            Note 2
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           No            Note 3
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes


 I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.





--------------------------------                          ----------------------
 Signature of Debtor                                                   Date




--------------------------------                          ----------------------
 Signature of Joint Debtor                                             Date


 /s/ Patrick J. Bagley                                           August 21, 2001
--------------------------------                          ----------------------
 Signature of Authorized Individual*                                   Date



 Patrick J. Bagley                                Chief Financial Officer
-------=------------------------                  ------------------------------
 Printed Name of Authorized Individual            Title of Authorized Individual




Note 1: Detailed bank reconciliations available upon request.
Note 2: Tax returns relating to the Post-Petition available upon request.
Note 3: Aged accounts receivable listing available upon request.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                Reporting Period:  July 1, 2001 to July 31, 2001

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                             BANK ACCOUNTS                  For the Current Period
                                                                       July 1, 2001 to July 31, 2001       Cumulative Since Filing
                                       OPERATING     PAYROLL & TAX        Actual        Projected            Actual      Projected
                                       (Note 1)
Cash Receipts
  Collection of Accounts Receivable  $9,088,622                        $9,088,622     $9,177,400          $44,332,572  $43,635,400
  Other                                  51,908                            51,908        232,000             315,799       307,000
                                     -------------- ---------------    -------------- ---------------     ------------- ------------
  Total Cash Receipts                 9,140,530              0          9,140,530      9,409,400          44,648,371    43,942,400
                                     -------------- ---------------    -------------- ---------------     ------------- ------------

                                                                                               -                                 -
Cash Disbursements

  Total Payroll                         465,768      3,636,193          4,101,961      4,063,000          18,022,346    18,458,200

  Leased Operators                      746,085                           746,085        722,800           4,197,144     4,349,800

  Operating Expenses

     Fuel                               596,256                           596,256        795,000           4,224,679     4,686,000

     Occupancy costs                    275,377                           275,377        289,000           1,167,877     1,410,600

     Equipment Costs                    813,490                           813,490        802,200           1,453,399     1,676,000

     Insurance                          900,152                           900,152      1,009,000           4,362,536     4,911,800

     Other Operating Expenses         1,659,060                         1,659,060      1,918,800           6,595,260     8,407,799
                                     -------------- ---------------    -------------- ---------------     ------------- ------------

  Total Operating Expenses            4,244,336              -          4,244,335      4,814,000          17,803,751    21,092,199

  Deposits with Key Vendors                   -                                 -              -              41,148       150,000

  CAPEX - Equipment Refurbishment             -                                 -              -              13,050       399,200
  Deferred Rental and Leasing Costs           -                                 -              -              63,789     1,414,000
  Restructuring Costs                   473,907                           473,907      1,036,400             696,910     2,988,400
  Remittance of Equipment Sales
  Proceeds to Secured Lender                  -                                 -                            241,001             -
  Inter-Account Transfer              3,636,193     (3,636,193)
                                     -------------- --------------- -- -------------- --------------- --- ------------- ------------
  Total Disbursements                 9,566,288              -          9,566,288     10,636,200          41,079,139    48,851,799
                                     -------------- --------------- -- -------------- --------------- --- ------------- ------------
Net Cash Flow/Requirements             (425,758)             -           (425,758)    (1,226,800)          3,569,232    (4,909,399)
  Opening Cash                        4,901,673              -          4,910,673     (2,365,598)            915,683     1,317,000
                                     -------------- --------------- -- -------------- --------------- --- ------------- ------------
  Closing Cash                       $4,484,915              -          4,484,915     (3,592,398)          4,484,915    (3,592,399)
                                     ============== =============== == ============== =============== === ============= ============

                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MOONTH ACTUAL COLUMN)
                                                                                            Q1                 Q2                 Q3
                                                                                            --                 --                 --
TOTAL DISBURSEMENTS                                                                       $ 150,000       $31,512,851    $ 9,566,288
   LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                              0                 0              0
   PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)                0                 0              0
                                                                                      --------------- --- ------------- ------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                           $ 150,000       $31,512,851    $ 9,566,288
                                                                                      =============== === ============= ============


Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement & Lockbox accounts

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                Reporting Period:  July 1, 2001 to July 31, 2001


                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
  A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.


                                       Expressed in USD                                      Expressed in USD
                                         Converted @                                            Converted @
                                           1:1.5591                                              1:1.5591
                         ------------------------------------------------------------------------------------
                              1               2               3             4          5             6
                          Operating       Operating       Operating     Operating   Operating    Operating
                           (Mellon      (Mellon Canada   (Mellon DE)  (First Union) (Mellon)   (Bank of Nova
                           Lockbox)        Lockbox)      #8016-376-9  #2000032632253#0090907      Scotia)
                          #145-2480       #01-600052        Note 3       Note 4      Note 5      #00820-15
                            Note 1          Note 2                                                Note 6
                         ------------------------------------------------------------------------------------
BALANCE PER BOOKS          $4,659,266      $84,884        $617,344       $10,956  ($1,222,724)  $114,488
-------------------------------------------------------------------------------------------------------------

BANK BALANCE               $4,659,698      $86,309        $279,214       $10,969           $0   $202,097
(+) DEPOSITS IN TRANSIT            $0           $0              $0            $0           $0         $0
(-) OUTSTANDING CHECKS      ($733,680)          $0              $0            $0           $0   ($19,692)
OTHER                              $0           $0              $0            $0           $0         $0
                         ------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE*     $3,926,018      $86,309        $279,214       $10,969           $0   $182,405
                         ------------------------------------------------------------------------------------
*Adjusted bank balance
must equal balance per books
(see Note 11)
DEPOSITS IN TRANSIT              None         None            None         None          None      None
CHECKS OUTSTANDING                Yes         None            None         None          None       Yes

-------------------------------------------------------------------------------
     7          8         9          10          11         12
  Payroll    Payroll     Tax         Tax         Tax     Matlack
  (Mellon)   (Mellon)  Prefunding  Prefunding  Prefunding    Inc.
  #119-812   #021-8376  Mellon      Mellon      Mellon     Working
  Note 7     Note 8    #021-81812   #021-8309   #021-8931    Funds      Grand
                        Note 9      Note 9      Note 9     Note 10      Total
-------------------------------------------------------------------------------
 $795,840         $0          $0        $686          $0   $75,776   $5,136,516
-------------------------------------------------------------------------------

 $320,249    $14,543        $686                      $0        $0   $5,573,764
                                                                             $0
($320,249)  ($14,543)       $686                                    ($1,088,850)
                                                                             $0
-------------------------------------------------------------------------------
       $0         $0          $0          $0          $0        $0   $4,484,915
-------------------------------------------------------------------------------
                                                                      (NOTE 11)
    None       None         None        None        None      None
     ALL        ALL         None        None        None      None


OTHER




Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to fund the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 2: This account is used primarily for collection of cash receipts on Canadian trade receivables. Proceeds received in this account are transferred on a regular basis to the Bank of Nova Scotia account.
Note 3: This account is used for cash receipts unrelated to trade receivables.
Note 4: This account is not active.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 6: This account is used for $Cnd disbursements to pay trade payables and salaries by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 7: This account is the payroll check disbursement account. A detailed listing of outstanding checks cannot be provided to respect the confidentiality of the payees.
Note 8: This account is used to pay salaries by direct deposit.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.
Note 11: The Adjusted Bank Balance represents the Bank balance net of Post-Petition checks in circulation. The Balance per Book represents the bank balance net of Pre- & Post-Petition checks in circulation (Pre-Petition checks have not yet been voided.)

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                Reporting Period:  July 1, 2001 to July 31, 2001


                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                    Current                 Cumulative
                                                                     Month                Filing to Date
       REVENUES
       Revenue (Net)                                                 $6,448,628                $36,257,482
                                                           ========================== =======================
       OPERATING EXPENSES
           Owned Compensation                                         1,929,847                  9,211,965
           Leased Operator Compensation                                 951,712                  4,659,092
           Fuel Expense                                                 344,609                  2,736,481
           Misc. Direct Costs                                           645,608                  3,265,227
           Cleaning Expenses                                            794,845                  3,921,612
           Mechanics Compensation                                       292,735                  1,190,757
           Misc. Maintenance Expense                                    235,785                  1,511,505
           Equipment Costs                                            1,247,738                  5,416,167
           Terminal Expenses                                          1,322,693                  4,573,926
                                                           -------------------------- -----------------------
                TOTAL OPERATING EXPENSES                              7,765,572                 36,486,732
                                                           -------------------------- -----------------------

       GROSS PROFIT / (LOSS)                                         (1,316,944)                  (229,250)
                                                           ========================== =======================

       G&A EXPENSES                                                   1,024,081                  5,596,328
                                                           -------------------------- -----------------------

       OPERATING PROFIT / (LOSS)                                     (2,341,025)                (5,825,578)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                               139,371                     55,657
           Other Income/Deductions                                       (3,449)                    (8,738)
                                                           -------------------------- -----------------------
                TOTAL OTHER INCOME/EXPENSES                             135,922                     46,919
                                                           -------------------------- -----------------------

       PROFIT / (LOSS)                                              ($2,476,947)               ($5,872,497)
                                                           ========================== =======================

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                Reporting Period:  July 1, 2001 to July 31, 2001


                  STATEMENT OF OPERATIONS - continuation sheet


                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Revenue
   Owned Linehaul Revenue                                                    3,299,891               19,472,447
   Owned Accessorial Revenue                                                   832,075                4,039,027
   Leased Linehaul Revenue                                                   1,049,497                6,163,232
   Leased Accessorial Revenue                                                  141,007                  736,034
   Cleaning Revenue                                                            825,187                4,835,334
   Other Operating Revenue                                                      (3,522)                (210,413)
   X-Rail Revenue                                                              256,890                  900,850
   Maintenance Revenue                                                          47,603                  320,971
                                                                  ------------------------ ----------------------
                                                                             6,448,628               36,257,482
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                           701,286                3,111,708
   Driver Overtime Pay                                                           3,599                   34,458
   Contractual Pay Mile                                                        686,751                3,528,269
   Fringe Benefits                                                             538,211                2,537,530
                                                                  ------------------------ ----------------------
                                                                             1,929,847                9,211,965
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                        885,104                4,740,492
   Purchased Transportation                                                     66,608                  (81,400)
                                                                  ------------------------ ----------------------
                                                                               951,712                4,659,092
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                               152,692                1,091,454
   Fuel Outside                                                                188,051                1,610,034
   Fuel Taxes                                                                        0                   (3,769)
   Oil and Oil Tax                                                               3,866                   38,626
                                                                  ------------------------ ----------------------
                                                                               344,609                2,736,481
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                           48,805                  187,454
   Utility Fringe Benefits                                                       6,319                    7,467
   Tire                                                                         75,863                  400,481
   Hose                                                                         13,032                  159,259
   Meals                                                                        24,192                  210,069
   Lay Over                                                                     74,092                  552,305
   Tolls                                                                        28,649                  193,406
   Fines                                                                         1,215                   12,546
   Mileage Taxes                                                                21,000                  102,494
   Insurance                                                                   352,441                1,439,746
                                                                  ------------------------ ----------------------
                                                                               645,608                3,265,227
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                                215,149                  986,856
   Overtime Pay                                                                 11,918                   43,710
   Fringe Benefits                                                             142,171                  593,962
   Cleaning Supplies                                                           173,949                  648,415
   Waste Treatment                                                              95,055                  776,611
   Outside Contractors                                                         131,691                  772,781
   Net Cleaning Interbranch                                                          0                   (1,285)
   Environmental                                                                24,912                  100,562
                                                                  ------------------------ ----------------------
                                                                               794,845                3,912,612
                                                                  ------------------------ ----------------------
Mechanics Compensaation
   Mechanics Pay                                                               176,327                  753,355
   Overtime Pay                                                                 13,644                   55,806
   Fringe Benefits                                                             102,764                  381,828
   Net Mechanics Interbranch                                                         0                        0
                                                                  ------------------------ ----------------------
                                                                               292,735                1,190,989
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                Reporting Period:  July 1, 2001 to July 31, 2001

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Misc Maintenance Expense
   Parts Expense                                                               108,221                  584,941
   Outside Repairs                                                              94,814                  711,545
   Tire Repair                                                                   9,061                   85,573
   Shop Expense                                                                 23,689                  129,446
                                                                  ------------------------ ----------------------
                                                                               235,785                1,511,505
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                         11,491                   47,116
   Tractor Rent                                                                466,140                2,122,784
   Trailer Depreciation                                                        203,059                  822,543
   Trailer Rent                                                                 10,179                   88,032
   License                                                                     149,895                  611,893
   Permit                                                                       15,780                   67,982
   Interest                                                                    391,194                1,654,567
                                                                  ------------------------ ----------------------
                                                                             1,247,738                5,414,917
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                    440,959                  997,681
   Utilities                                                                   170,045                  717,453
   Communication Equipment                                                      22,819                  100,878
   Communication Usage                                                          90,932                  449,099
   Facility Maintenance                                                         41,598                  264,870
   Facility Occupancy                                                          302,729                  953,138
   Transportation General                                                      253,611                1,090,807
                                                                  ------------------------ ----------------------
                                                                             1,322,693                4,573,926
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                            494,404                2,315,708
   Fringe Benefits                                                              50,796                   59,333
   Communications Basic                                                         23,940                   63,841
   Communication Services                                                           65                    2,938
   Facilities - Rents                                                           76,610                  251,710
   General Office Supplies                                                       2,568                   23,213
   IBM Supplies                                                                      0                    4,147
   Conventions & Seminars                                                       (4,266)                  14,322
   Postage                                                                       4,898                   72,983
   Travel & Other                                                                9,341                  165,769
   Outside Services                                                            131,836                1,906,785
   Computer Software                                                             1,603                   31,005
   General & Admin                                                              27,016                  184,983
   Marketing Promotions                                                              0                    4,575
   Legal                                                                         6,413                   34,416
   Insurance                                                                    14,139                   56,556
   Dues & Contributions                                                              0                      361
   Depreciation                                                                 23,640                   94,700
   Depreciation - Leasehold                                                      8,148                   32,592
   Computer Equipment Rent                                                     152,276                  273,923
   Other Expense/Terminal Exp.                                                     654                    2,468
                                                                  ------------------------ ----------------------
                                                                             1,024,081                5,596,328
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                Reporting Period:  July 1, 2001 to July 31, 2001

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                          BOOK VALUE AT END OF                BOOK VALUE ON
ASSETS                                                   CURRENT REPORTING MONTH              PETITION DATE

CURRENT ASSETS
   Cash                                                              $5,136,516                         $389,571
   Restricted Cash                                                      656,001
   Accounts Receivable (Net)                                          9,775,477                       18,045,306
   Inventories                                                        3,293,357                        3,639,142
   Prepaid Expenses                                                   1,494,749                        2,108,548
                                                     -------------------------------- ------------------------------
         TOTAL CURRENT ASSETS                                        20,356,100                       24,182,567
                                                     -------------------------------- ------------------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                          94,379,467                       98,199,269
   Less:  Accumulated Depreciation (Revenue)                        (73,218,594)                     (75,767,277)
   Other Property & Equipment - Cost                                 71,812,517                       72,633,319
   Less:  Accumulated Depreciation (Other)                          (41,466,335)                     (41,326,073)
                                                     -------------------------------- ------------------------------
         TOTAL PROPERTY & EQUIPMENT                                  51,507,055                       53,739,238
                                                     -------------------------------- ------------------------------
OTHER ASSETS
   Goodwill                                                             680,197                          744,016
   Other Assets                                                         937,839                          937,839
                                                     -------------------------------- ------------------------------
         TOTAL OTHER ASSETS                                           1,618,036                        1,681,855
                                                     -------------------------------- ------------------------------

TOTAL ASSETS                                                        $73,481,191                      $79,603,660
                                                     -------------------------------- ------------------------------


                                                          BOOK VALUE AT END OF                BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                             CURRENT REPORTING MONTH              PETITION DATE
LIABILITIES     NOT    SUBJECT    TO     COMPROMISE
(Postpetition)
   Accounts Payable                                                    3,890,230
   Accrued Wages & Benefits                                            2,647,554
   Accrued Interest                                                    1,654,566
   Accrued Professional Fees                                           1,224,827
   Accrued Taxes (refer to FORM MOR-4)                                    98,924
   Accrued Insurance, Environmental & Other                           (1,324,666)
     Amounts Due to Insiders (Note 1)
                                                     -------------------------------- ------------------------------
         TOTAL POSTPETITION LIABILITIES                                8,191,435                                0
                                                     -------------------------------- ------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                       46,234,256                       46,234,256
   Priority Debt                                                       1,832,000                        9,330,355
   Unsecured Debt                                                     32,182,592                       33,125,644
                                                     -------------------------------- ------------------------------
         TOTAL PRE-PETITION LIABILITIES                               80,248,848                       88,690,255
                                                     -------------------------------- ------------------------------

                                                     -------------------------------- ------------------------------
   TOTAL LIABILITIES                                                  88,440,283                       88,690,255
                                                     -------------------------------- ------------------------------
OWNER EQUITY
   Capital Stock                                                       8,814,434                        8,814,434
   Capital Surplus                                                    10,619,341                       10,619,341
   Retained Earnings - Pre-Petition                                  (28,520,370)                     (28,520,370)
   Retained Earnings - Post-Petition                                  (5,872,497)
   Postpetition Contributions (Distributions) (Draws) (attach schedule)
                                                     -------------------------------- ------------------------------
   NET OWNER EQUITY                                                  (14,959,092)                      (9,086,595)
                                                     -------------------------------- ------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY                                 $73,481,191                      $79,603,660
                                                     -------------------------------- ------------------------------


Note 1: Amounts due to insiders are included in Accounts Payables and Accrued Wages.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                Reporting Period:  July 1, 2001 to July 31, 2001



                          STATUS OF POSTPETITION TAXES


The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
Federal
Withholding                                   1,314      492,547      448,701      Various           EFT       45,160
FICA - Employee                                 701      282,316      254,409      Various           EFT       28,608
FICA - Employer                                 466      282,315      254,409      Various           EFT       28,372
Unemployment                                      0          443            0                                     443
Other                                             0            0            0                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total Federal Taxes                       2,481    1,057,621      957,519                                 102,583
                                        ------------ ------------ ------------ ------------ ------------- ------------
State and Local
Withholding                                  74,811      108,510      154,077      Various           EFT       29,244
Sales                                         9,573       76,729       10,531      Various                     75,771
Income                                            0            0            0                                       0
Unemployment                                      0        9,662            0                                   9,662
Real & Personal Property                     17,792      285,564        1,346      Various                    302,010
Other                                       164,357      347,012      104,982      Various                    406,387
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total State and Local                   266,533      827,477      270,936                                 823,074
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Taxes                                 269,014    1,885,098    1,228,455                                 925,657
                                        ------------ ------------ ------------ ------------ ------------- ------------


                                        SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
Accounts Payable                                      3,890,230             0                               3,890,230
Accrued Wages & Benefits                              2,647,554                                             2,647,554
Accrued Interest                                      1,654,566                                             1,654,566
Accrued Professional Fees (Note 1)                    1,224,827                                             1,224,827
Accrued Taxes (refer to FORM MOR-4)                      98,924                                                98,924
Accrued Insurance, Environmental &                   (1,324,666)                                           (1,324,666)
Other
                                        ------------ ------------ ------------ ------------ ------------- ------------
                                                      8,191,435             0            0             0   8,191,435
                                        ------------ ------------ ------------ ------------ ------------- ------------


Explain how and when the Debtor intends to pay any past-due postpetition debts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                Reporting Period:  July 1, 2001 to July 31, 2001



                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                                              Amount
Total Accounts Receivable at the beginning of the reporting period                         $12,759,989
+ Amounts billed during the period                                                           6,576,525   (Note 1)
- Amounts collected during the period                                                       (9,088,622)
- Bad Debt and other write-offs                                                               (561,187)
+ Change in Reserve                                                                            717,835
- Other during the period                                                                     (629,063)
                                                                                              --------
Total Accounts Receivable at the end of the reporting period                                $9,775,477
                                                                                            ==========

Accounts Receivable Aging                                                                       Amount
0 - 30 days old                                                                              7,440,919
31 - 60 days old                                                                             2,222,752
61 - 90 days old                                                                               946,771
91 + days old                                                                                1,714,242
                                                                                             ---------
                                                                                            12,324,684
Foreign exchange, Revenue Recognition, Sales Accrual Adjustments and                           879,367
Write-offs
Amount considered uncollectible (Bad Debt)                                                  (3,428,574)
                                                                                            -----------
Accounts Receivable (Net)                                                                    9,775,477
                                                                                             =========

                                                 DEBTOR QUESTIONNAIRE
Must be completed each month                                               Yes               No
1.   Have any assets been sold or transferred outside the normal course                        X
     of business this reporting period?  If yes, provide an explanation below.
2    Have any funds been disbursed from any account other than a debtor                        X
     in possession account this reporting period?  If yes, provide an explanation below.
3.   Have all postpetition tax returns been timely filed?  If no,             X
     provide an explanation below.
4.   Are workers compensation, general liability and other necessary          X
     insurance coverages in effect?  If no, provide an explanation below.


Note 1: This amount differs from the Revenue reported on MOR-2 due to the sales tax and foreign exchange posted to the G/L.